Exhibit 99.2

pharmaceuticals STS101 program and corporate overview NASDAQ: STSA | December 20, 2022

Satsuma Pharmaceuticals corporate summary and STS101 program overview 2

Satsuma Pharmaceuticals (Nasdaq: STSA) Focus • Developing STS101 (DHE nasal powder) for the acute treatment of migraine o Differentiated, NDA-stage asset with low regulatory risk and significant commercial potential Financial • Cash and equivalents as of October 31, 2022: $59.4M • Basic shares outstanding as of 9/30/2022: 33.1M (not including 5.3M options outstanding) • No debt • Net operating loss carryforwards Other • 25 employees, with particular expertise in developing drugs and respiratory-route drug-device combination products • Offices in South San Francisco and Durham, NC with remaining lease terms expiring or terminable in 2023 o No laboratories or manufacturing facilities • Established in June 2016; Initial Public Offering in September 2019 • High-quality, science-focus shareholder base, with insiders owning >25% of outstanding shares 3

STS101: dihydroergotamine (DHE) nasal powder Differentiated, NDA-stage asset with fast, low-cost / low-risk path to FDA approval and significant commercial potential • Indication: acute treatment of migraine with or without aura in adults • Large clinical trial program: >1,600 subjects who treated >9,000 migraine attacks with STS101 for up to 18 months o Includes SUMMIT Phase 3, double-blind, placebo-controlled efficacy trial (1,424 subjects in mITTpopulation) • Based on feedback from legal-regulatory experts, we are confident STS101 is approvable via the 505(b)(2) regulatory pathway and believe there is a strong case for including SUMMIT Ph3 trial efficacy results in the STS101 label • Upon reviewing SUMMIT results, headache specialists and KOLs voice strong interest in and intent to prescribe STS101—despite STS101 not demonstrating statistical significance in SUMMIT trial against co-primary endpoints at 2h • Timeline* Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 File NDA NDA approval Commercial introduction • Low cash investment required to fund STS101 program through NDA approval • Protected by broad and long-lived intellectual property portfolio o 10 issued US patents; last issued patent has estimated expiration date of Dec 2039 *with commercialization partner 4

STS101 is the first and only DHE product with potential for broad utilization TRUSTED AND POWERFUL Active, dihydroergotamine (DHE) has long been considered a gold-standard treatment for migraine PROVEN EFFICACY IN SUMMIT PH3 TRIAL Robust and long-lasting efficacy through 48h with single dose Numerical separation vs placebo as early as 1h after treatment Efficacy results superior to those from placebo-controlled trials of approved DHE products SIMPLICITY Easy-to-use and easy-to-carry Self-administration of a full dose in seconds No assembly or priming required FAVORABLE SAFETY AND TOLERABILITY Low rates of adverse events, including nausea (1.9%) Most common AEs in SUMMIT trial were nasal discomfort (8.3%) and dysgeusia (3.7%) AEs were predominantly mild and transient 5

Available DHE products are not easy-to-use, well-tolerated or consistently effective

Satsuma pharmaceuticals

DHE for Injection (IV, IM, SC) | **DHE liquid nasal sprays**

Marketed since 1946



Considered gold standard treatment for severe / refractory migraine

- Effectiveness not supported by any controlled clinical trials for efficacy
- Never evaluated as monotherapy in placebo-controlled trial
- Injections are painful and burdensome
- Patients prefer non-injectables
- Nausea, vomiting and other side effects occur more frequently with injection
- Frequently requires HCP administration

MIGRANAL: approved in 1997


MIGRANAL
1 Vial (4mg/mL) and 1 Sprayer

Highly variable PK results in unreliable clinical performance and suboptimal therapeutic response for many patients

- Poor and inconsistent efficacy in clinical trials
- Alleviates pain & symptoms but does not abort attacks
- Low, slow, and highly variable absorption due to inherent nature of liquid spray formulation
- Complex, multi-step administration procedure
  - Assembly & priming required
  - Removing metal band on vial poses laceration risk
  - 4 sprays administered over 15 minutes

Trudhesa: approved 2021





Exact same formulation and vial as MIGRANAL; only different spray device (large, single-use)

- PK only incrementally better than MIGRANAL
- Not evaluated for efficacy in any RCT; effectiveness supported by MIGRANAL efficacy trial results
- High rates (>50%) of bothersome local irritative nasal symptoms, e.g., congestion
- Complex, multi-step administration procedure similar to MIGRANAL

STS101 addresses the unmet need for an easy-to-use, non-injected DHE product that delivers prompt, robust and sustained efficacy

6

STS101 PK profile is optimized to maximize efficacy while minimizing side effects Establishes PK bridge to listed products (MIGRANAL and DHE for injection) required for 505(b)(2) pathway approval Rapidly achieves and sustains target drug plasma concentrations that maximize efficacy while minimizing AEs, in particular iatrogenic nausea STS101 PK profile predicted to translate to robust and sustained efficacy More drug on board faster: 2-3 times greater drug exposure with reduced PK variability versus approved DHE liquid nasal sprays—with lower rates of most adverse events Lower incidence of nausea than DHE for injection 7

Intuitive simple administration –a full dose within seconds 1 2 3 FOLD OFF TAB INSERT IN ONE NOSTRIL SQUEEZE TO DELIVER 8

SUMMIT Phase 3 efficacy trial summary
(1,424 subjects in mITT population)

- Randomized, double-blind, controlled trial comparing STS101 5.2 mg (single dose) and placebo
- STS101 (single dose) demonstrated robust and sustained anti-migraine efficacy, but did not achieve statistical significance on pre-specified co-primary endpoints of % Free from Pain and % Free from Most-Bothersome Symptom* (MBS) assessed at two hours post-treatment
- Statistically superior (p<0.001) to placebo on both co-primary endpoints at all time points from 3h through 48h



% of Subjects with Freedom from Pain (0–3h, 0–24h)
STS101
Placebo
Co-primary endpoints
assessed at 2h
p=0.1661
p=0.0009
* p<0.001
% Responders
Time from dosing (hours)



% of Subjects with Freedom from MBS (0–3h, 0–24h)
STS101
Placebo
Co-primary endpoints
assessed at 2h
p=0.0552
p=0.0002
* p<0.001
% Responders
Time from dosing (hours)

Subjects who did not report data at a timepoint or who used any rescue medication prior to timepoint were imputed to be treatment failures

*from among photophobia, phonophobia or nausea

9

STS101 is a differentiated and best-in-class DHE product We believe STS101 availability will drive broader utilization of DHE Key attributes STS101 MIGRANAL & DHE for injection Robust efficacy demonstrated in Yes No No placebo-controlled trials? Favorable safety and tolerability Yes No No profile, with low rates of nausea? Superior form factors? Yes No No Quick and easy to self- Yes No No administer? Compact and easy to carry? Yes No ?? New and unique dosage form? Yes No No Laceration or needlestick risk? No Yes Yes 10

Market dynamics for Rx migraine treatments are favorable Today Future Total acute treatment market is Favorable long-term dynamics: comprised of both Migraine-specific Market for migraine-specific treatments is large, growing and Nonspecific treatments and has significant long-term growth potential Capable of supporting multiple competitors with differentiated branded treatments KEY DRIVERS Migraine-specific treatments Migraine-specific Large pharma marketing Segment expansion as result of: Promotion, including DTC • Increasing # of pts seeking treatment treatments Migraine awareness • Increasing diagnosis rates triptans, gepants, DHE, lasmiditan initiatives • Increasing treatment rates • Share capture from nonspecific segment Education Increased share of overall market Nonspecific treatments Education Nonspecific treatments General trends away from Reduced use of opioids and NSAIDS, acetaminophen, opioids, barbiturates opioid use barbiturates Decreasing share of overall market 11

Acute treatment of migraine market is large and has considerable room to grow STS101 is well-positioned to capture significant market share

Satsuma pharmaceuticals

1 ***Large number of patients are candidates for treatment with STS101***

2 ***Physicians and patients are highly interested in STS101***

- *Physicians see STS101 has having broad therapeutic utility*
- *High prescribers of migraine therapeutics anticipate prescribing STS101 for ~30% of patients**

Migraine: ~40M U.S. prevalence

- Large patient population

Only ~40% received a medical diagnosis for migraine in preceding year

- Historically under-diagnosed and under-treated

Only ~26% currently using acute migraine-specific Rx treatment

- Large proportion of patients prescribed non-specific treatments, including opioids, barbiturates, combination analgesics, etc.
- Disease awareness and DTC promotion by large pharma players will continue to increase #s of pts Dx'd and treated with migraine-specific Rx medications
- Pfizer and Abbvie project peak gepant sales of $6B and $2B, respectively

High discontinuation rates with current treatments reflect dissatisfaction and significant unmet needs

- ~20-40% of patients have inadequate relief with current treatments
- Many patients cycle through multiple treatments
- Up to 2/3 of patients prescribed a triptan do not refill initial Rx
- ~50% of patients prescribed a gepant do not refill initial Rx within 60d

Candidates for treatment with STS101

- Large pool of patients with unmet needs that STS101 can address

*based on survey of 100 physicians shown STS101 product profile incorporating SUMMIT trial results

12

The acute treatment of migraine market is large and rapidly growing, with a relatively small group of high prescribers driving growth

Satsuma pharmaceuticals



U.S. Prescriptions for Migraine-Specific Acute Treaments[1]
Gepant
Non-Triptan
Triptan
2021 US net sales of Biohaven & Abbvie gepants[2] exceeded $1B
72% gepant[2] TRx growth YTD
Preventive MAbs available
(Lilly, Amgen, Teva, Lundbeck)
2021 US net sales: $992M
~20% YTD '22 sales growth thru Q3
Prescriptions
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2018
2019
2020
2021
Full Year
2021
2022
Partial Year (Jan-Sep)

Source: IQVIA data and company reports

Commercial success of new migraine products underscores large market opportunity, significant unmet needs and favorable dynamics

- New product introductions have expanded market
- Double-digit revenue growth in both acute and preventive categories
- >$2B 2021 net sales of new products in U.S.
- Concentrated high-prescriber audience: ~12k physicians wrote ~80% of 2021 gepant prescriptions

Market for non-oral treatments is significant, with opportunity for introduction of new and better products, e.g., STS101, to drive segment growth

- >4M dose units / year (liquid nasal sprays, injectables and rectal suppositories)
- DHE segment is >520k dose units/year (mostly liquid nasal sprays) and growing

1. TRx's include those attributable to preventive use of rimegepant, as prevention indication approved by FDA in late May 2021
2. Ubrogepant and rimegepant

13

STS101 program overview

Satsuma pharmaceuticals

STS101 (DHE nasal powder)	Acute treatment of migraine	All clinical trials necessary for NDA filing are complete	Late-stage asset with significant commercial potential
First and only DHE product suitable for broad use	**Large and growing multi-billion dollar market, with favorable dynamics**	**We believe STS101 is approvable, with strong case for including SUMMIT efficacy data in STS101 label**	**Key objectives**

First and only DHE product suitable for broad use

- DHE is differentiated and well-established treatment for migraine
- Not orally bioavailable
- Approved injectable and liquid nasal spray dosage forms are suboptimal
- Only STS101 provides what physicians have long desired in a DHE product

Large and growing multi-billion dollar market, with favorable dynamics

- 40M U.S. prevalence
- Underdiagnosed and undertreated
- Project ~20M Rx's for migraine-specific treatments written in 2022
- ~20-40% of patients do not obtain adequate relief with current treatments
- ~50% of gepant Rx's not refilled within 60 days
- Market for non-oral treatments >4M unit doses/year

We believe STS101 is approvable, with strong case for including SUMMIT efficacy data in STS101 label summit study

✓ STS101 demonstrated robust and sustained efficacy with single dose, but did not achieve statistical significance on co-primary endpoints ascend

✓ STS101 demonstrates favorable safety and tolerability in long-term, open-label safety trial

Key objectives

Secure STS101 commercialization partner, and:

- File NDA: Q1 2023
- NDA approval: early Q1 2024
- Commercialize in early Q2 2024

STS101



- ✓ Robust efficacy profile demonstrated in large RCT is consistent with physicians' views of the efficacy of DHE administered by injection
- ✓ Favorable safety and tolerability demonstrated in >1,600 subjects who have self-administered > 11,000 doses of STS101
- ✓ Quick and easy to self-administer

- ✓ Significant commercial potential
- ✓ Can address unmet needs of many people with migraine
- ✓ Can broaden utilization of DHE and enable more patients to enjoy DHE benefits

14

Dihydroergotamine (DHE) for injection is viewed by HCPs as highly effective

Satsuma pharmaceuticals

DHE for injection

- First approved in 1946
- Long recommended as a first-line option for the acute treatment of migraine
- Unique and multi-faceted MoA
- Significant advantages over triptans and new acute treatments (gepants & lasmiditan)
- Broad clinical utility, including for difficult-to-treat migraines & triptan insufficient responders
- DHE could address many shortcomings of triptans and gepants and see broad use if available in a non-injectable dosage form that was **easy-to-use**, **well-tolerated** and **consistently effective**

Clinical attribute	Triptans	DHE
Long treatment window with minimal attenuation of effect when administered late in course of attack[1] Opportunity for early treatment possible in only ~50% of attacks[2]	✗	✓
Low risk of 24+ hr headache recurrence[3] Recurrence in up to 45% of triptan-treated attacks[3]	✗	✓
Effective in migraine with allodynia[4] Present in majority of attacks (53-79%)[5]	✗	✓
Effective in triptan non-responders[6] ~40% of patients don't respond* to oral triptans;[7] ~50% of triptan non-responders shown to respond to DHE[6]	✗	✓
Low risk of medication overuse headache[8]	✗	✓

Sources:

1. Tepper, Mayo Clin Proc 2011
2. Valade, Cephalalgia 2009
3. Winner, Arch Neurology1996
4. Tepper, Headache 2012
5. Lipton, Headache 2017
6. Fisher, Curr Med Res Opin 2007
7. Ferrari, Cephalalgia 2002
8. Saper, Headache 2006

*40% based on pain relief at 2 hours from administration; up to 80% do not achieve sustained freedom from pain

15

STS101 (DHE nasal powder) is unique, highly innovative and designed to meet the needs of people with migraine

Satsuma pharmaceuticals

- ✓ Proprietary, advanced dry-powder formulation technology and single-use nasal delivery device
- ✓ *Simple MucoAdhesive Release Technology (SMART)* combines mucoadhesive drug carrier and engineered drug particle technologies to provide rapid and sustained drug absorption

SMART
Simple MucoAdhesive Release Technology

- ✓ More drug on board faster: ~2-3 fold greater drug exposure with reduced PK variability versus approved DHE liquid nasal sprays—with lower rates of most adverse events



16

How STS101 DHE nasal powder works 1 Creates a steep drug concentration DHE gradient across nasal membrane that drives rapid absorption DRUG CARRIER Mucoadhesive particles adhere to 2 nasal mucosa, providing sustained delivery of DHE over time Not feasible with liquid DHE 3 formulations due to poor solubility of DHE and inherent nature of liquids NASAL MUCOSA Sources: Thorne et al., Nature Scientific Reports, Aug 2016; Bitter et al., Curr Probl Dermatol., 2011; Torikai et al., J Pharm Sciences 2020 17

How STS101 DHE nasal powder works

Satsuma pharmaceuticals

1. STS101 formulation engineered to maximize deposition on surface of respiratory mucosa (97% of nasal mucosal surface)

2. Less drug run off/loss out of nose and down throat vs liquid nasal sprays

Human nasal anatomy



Olfactory area
STS101 target tissue
Vestibular area
Superior turbinate
Middle turbinate
Inferior turbinate
Nasopharynx

Respiratory mucosa

- 5x more vascularized and ~2x more permeable than upper / olfactory mucosa

Sources: Thorne et al., Nature Scientific Reports, Aug 2016; Bitter et al., Curr Probl Dermatol., 2011; Torikai et al., J Pharm Sciences 2020

18

STS101 is the first and only DHE product suitable for broad use • STS101 has key differentiating features long desired by physicians in a DHE product: ✓Proven robust and long-lasting efficacy with single dose ✓Quick and easy self-administration ✓Favorable safety and tolerability, with low rates of local nasal irritative symptoms and iatrogenic nausea/vomiting • SUMMIT efficacy results are consistent with physicians’ views of the efficacy and therapeutic utility of DHE for injection (but not DHE liquid nasal sprays) ✓Robust and long-lasting efficacy, with ability to “break” and abort attacks ✓Beneficial for difficult-to-treat and long-duration attacks ✓Beneficial for refractory attacks and as a rescue medication • STS101 SUMMIT trial efficacy results are superior to efficacy results demonstrated with approved DHE products in placebo-controlled trials • STS101 ease-of-use and favorable safety / tolerability are differentiating features that we believe will increase utilization of STS101 beyond current DHE products 19

Market for acute treatment of migraine therapies and STS101 commercial opportunity 20

Growing market with concentrated high-prescriber audience
~15k physicians prescribe ~40% of all migraine-specific acute treatments

Satsuma pharmaceuticals

Est. 2024 Rx's for migraine-specific treatments

~21M Rx's written by ~447k HCPs

Large pharma DTC promotion and disease awareness initiatives will continue to focus on building and expanding market

Pfizer and Abbvie project peak sales of their gepants at $6B and $2B, respectively

Objectives:

1. Increase % of people with migraine diagnosed
2. Increase % treated with migraine-specific medications

TIER 1

~7.4M Rx's written by ~15k HCPs

Core target audience

- Segment represents $7.5B branded opportunity at branded WAC price of ~$1,000 per Rx
- Each 1% share of Rx's written by Tier 1 physicians has a value of ~$80M at WAC prices
- TIER 1 HCPs anticipate prescribing STS101 for ~30% of their migraine patients (based on 100-physician survey in which respondents were shown STS101 profile incorporating SUMMIT trial results)

TIER 2

~5.5M Rx's written by ~50k HCPs

Secondary target audience

- Tier 2 physicians anticipate prescribing STS101 for ~30% of their migraine patients*

Source: IQVIA data

*based on primary market research completed prior to read-out of SUMMIT trial results using product profile showing statistically significant effects on co-primary endpoints at 2h post-treatment

21

STS101 is uniquely positioned for broad use STS101 overcomes deficiencies of STS101 in the migraine treatment paradigm injectable and liquid nasal spray Significant CV disease DHE products, enabling broader or risk factors? utilization of DHE ? Triptan No Yes Gepant or Inadequate response ? or poor tolerability? lasmiditan Yes Gepant and/or STS101 depending on patient and her/his typical attacks ? Inadequate responseto gepant? Yes STS101 (monotherapy or as add-on to gepant) STS101 prior to prescribing opioids, barbiturates, etc. 22

Pricing of newer branded and DHE liquid nasal spray products indicated for the acute treatment of migraine Product WAC per dose Note that price / dose does not necessarily reflect cost of a treating an attack, as multiple doses of a Newer oral branded products product are frequently required and utilized in Nurtec $114.91 treating a single attack Ubrelvy $93.13 For example, across all UBRELVY Phase 3 trials, Reyvow $88.20 subjects treating their attacks with Ubrelvy took an DHE liquid nasal spray products optional second-dose or another rescue medication Trudhesa $223.13 in treating ~50-60% of attacks Migranal $477.87 Migranal generics $300 -$428 Source: IBM Micromedex, August 4, 2022 Sources: Ubrelvy Summary Basis of Approval; Ailani et al., Headache 2020; MIGRANAL SUMMARY Basis of Approval 23

Previous Satsuma primary market research conducted with HCPs, patients and payers* points to large STS101 commercial opportunity Satsuma primary market research summary* HCPs (qualitative and quantitative, including survey results from ~700 physicians) 70% of surveyed physicians expressed high interest in STS101 Viewed STS101 as having broad utility for a wide range of migraine patients and attack types High (top 3.5 decile) and medium (decile 3.5 – 7) prescribers of migraine-specific therapies anticipate prescribing STS101 to ~30% of their patients—Prescribing intent did not depend on size of STS101 treatment effect versus placebo In post-SUMMIT trial survey utilizing STS101 profile with SUMMIT trial results, high prescribers (n=100) anticipated prescribing STS101 to ~30% of their patients Patients (qualitative research) 80% of patients interviewed were either very or extremely interested in STS101 Payers (qualitative research) Payer research has not identified any unexpected barriers to access Key drivers of STS101 interest Familiarity with and positive view of DHE (physicians) STS101 simplicity and ease-of-use (physicians and patients) *based on primary market research completed prior to read-out of SUMMIT trial results using product profile showing statistically significant effects on co-primary endpoints at 2h post-treatment 24

STS101 commercial opportunity and positioning

Satsuma pharmaceuticals

STS101 is an appropriate and evidence-based treatment for a wide variety of patients and attack types:

Insufficient responders to triptans and/or gepants

- 20-40% of patients do not achieve adequate relief with current treatments
- Prescription discontinuation rates for both triptans and gepants are high (up to 67% and ~50%, respectively)
- Triptans are poorly effective in attacks with allodynia (>50% all attacks), and there is no data to support gepant effectiveness in attacks with allodynia
- Migraine recurrence is common (up to ~45%) following initial treatment with a triptan
- Opioids and barbiturates are still extensively prescribed for migraine (~20% to >50% of patients), despite risk of medication overuse headache, dependence and migraine chronification

Patients who experience attacks that would benefit from non-oral treatment

- Presence of nausea, vomiting (29% of all patients), gastroparesis, which delays absorption of oral medications, and dysphagia
- Severe attacks
- Rapidly progressing attacks
- Non-oral treatments may currently be under-utilized, as many patients dislike injectable treatments and liquid nasal sprays (due to bad taste, drip out, propensity to cause nausea, etc.)

Patients who experience difficult-to-treat or long-duration attacks, e.g., menstrually associated attacks

Patients who experience frequent attacks

- Frequent use of triptans, NSAIDs, opioids, barbiturates and other treatments poses risk of Medication Overuse Headache
- DHE is thought to have a low risk for causing Medication Overuse Headache

25

STS101 commercial opportunity and positioning Headache specialists view STS101 as having further utility in additional patient and attack types Medication Overuse Headache • ~1-2% population prevalence • DHE administered by injection is commonly used to treat Medication Overuse Headache Patients requiring backup or rescue medication • “Backup and rescue medication should be available in case the initial treatment fails” • ~4 million emergency room visits for migraine each year in the U.S. Status migrainosus (migraine duration >72h, despite treatment) • Estimated incidence >500,000 per/year in U.S. • DHE administered by injection is commonly used to treat status migrainosus Sources: Silberstein, Nat Clin Pract Neuro 2008; Burch et al., Headache 2021; VanderPluym et al, Neurology 2021; Diener et al.,Lancet Neurol 2019 26

STS101 brand development Activities completed • STS101 tradename established Conditionally approved by FDA Tested with HCPs Trademark application filed Web domains secured • Branding Brand positioning, personality, character and hallmark work, including logo and colors, completed 27

STS101 clinical development 28

STS101 clinical trial program

ST101 clinical trials	Trial	Objective	Required by FDA to support NDA filing and approval?
Key clinical trials conducted with investigational product incorporating to-be-marketed nasal delivery device			
Phase 1 PK trial	**STS101-006**	**Establish PK bridge to listed products**	**Yes**
ASCEND Phase 3 open-label, long-term safety trial*	**STS101-003**	**Characterize local nasal toxicity of STS101**	**Yes**
SUMMIT Phase 3 double-blind, placebo-controlled efficacy trial	STS101-007	Establish product-specific efficacy results to include in Section 14 of prescribing information	No
Supportive clinical trials conducted with investigational product incorporating first-generation nasal delivery device			
Phase 1 PK trial	STS101-001	Establish PK bridge to listed products	No
EMERGE Phase 3 double-blind, placebo-controlled efficacy trial	STS101-002	Establish product-specific efficacy results to include in Section 14 of prescribing information	No

*Study initiated in August 2020 with STS101 incorporating 1st-generation device (Mk1); transition to STS101 incorporating 2nd-generation, to-be-marketed device (Mk2) completed in 1H 2021

29

Phase 1 PK trial STUDY STS101-006 Objective: Establish PK bridge to listed products, MIGRANAL and D.H.E. 45 Required by FDA to support STS101 NDA and potential approval via 505(b)(2) regulatory pathway Investigational product incorporates to-be-marketed nasal delivery device 30

STS101 5.2 mg achieved target PK profile in 2021 Ph1 trial (STS101-006) PK profile optimized to *maximize* efficacy while *minimizing* side effects

Satsuma pharmaceuticals

- Established PK bridge to listed products (MIGRANAL and D.H.E. 45) required for 505(b)(2) pathway approval
- Rapidly achieved and sustained target plasma concentrations with low variability
- PK profile predicted to translate to robust and sustained efficacy
- Favorable safety & tolerability
  - STS101 5.2 mg demonstrated low AE rates
  - Incrementally higher AE rates observed with STS101 dose strengths > 5.2 mg (e.g., nasal congestion, nausea and vomiting)

Adverse Event	5.2 mg STS101	IM DHE	Migranal
Safety Population (n)	35	34	34
At least 1 treatment related AE	5 (14%)	10 (29%)	4 (12%)
Nasal congestion	2 (6%)		1 (3%)
Nasal discomfort	1 (3%)		
Nausea	1 (3%)	3 (9%)	
Headache		2 (6%)	
Dizziness	1 (3%)		
Emesis		1 (3%)	

2021 Ph1 PK study with 2nd generation delivery device

Mean DHE plasma concentration (pg/mL)



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0
2
4
6
8
10
12
5.2mg STS101 (n=35)
1mg IM (n=33)
2mg Migranal (n=34)

Time after dosing (0-12 hours)

STS101 PK variability less than DHE liquid nasal spray and comparable to MAP0004*



STS101 5.2 mg DHE
Migranal DHE Mesylate Liquid Nasal Spray 2.0 mg
MAP0004 Oral Pulmonary DHE Mesylate 1.0 mg (separate trials)
Coefficient of Variation
Cmax
AUC (0-0.5 hrs)
AUC (0-2.0 hrs)
AUC (0-inf)

*MAP0004 is unapproved, discontinued oral pulmonary-route DHE product that demonstrated positive results in large Ph3 trial

31

ASCEND Phase 3 open-label, long-term safety trial STUDY STS101-003 Objective: Characterize local nasal toxicity profile of STS101 Required by FDA to support STS101 NDA and potential approval via 505(b)(2) regulatory pathway Study initiated in August 2020 with STS101 incorporating 1st-generation device; transition to STS101 incorporating 2nd-generation, to-be-marketed device completed in 1H 2021 32

ASCEND long-term, open-label safety trial objectives and design (Study STS101-003) • PRIMARY OBJECTIVES:—Assess safety and tolerability of STS101 5.2 mg over 6 and 12 months—Satisfy FDA requirement to characterize local nasal toxicity of STS101 in ≥150 subjects who treat ≥2 migraine attacks/month for at least 6 months; and potentially ≥50 subjects who treat ≥2 migraine attacks/month for at least 12 months.—FDA: If no safety signals of concern are seen in the 6-month data, one-year data may not be required. • SECONDARY OBJECTIVE: assess the efficacy of STS101 over time • OPEN-LABEL DESIGN—>480 subjects who treat their migraines with STS101 on an as-needed basis for us to ~18 months—May be on stable regimen of up to two preventive treatments (including anti-CGRP mAb or gepant)—Optional second dose of STS101 allowed to treat each migraine attack, subject to maximum of 12 doses/month—Company proactively discontinued subjects who did not have sufficient attacks to contribute toward attainment of exposure requirements • Study initiated in August 2020 with STS101 incorporating 1st-generation device; transition to STS101 incorporating 2nd-generation, to-be-marketed device completed in 1H 2021—Satsuma intends to seek marketing approval for and commercialize STS101 incorporating 2nd-generation device 33

ASCEND is one of the largest-ever trials conducted with a DHE product 482 subjects enrolled, with 446 subjects using ≥10,000 doses of STS101 to treat ≥8,000 attacks for up to ~18 months—~19% of subjects discontinued by Satsuma due to insufficient number of attacks—~100 active subjects in trial as of June 30, 2022cut-off date for analysis STS101 incorporating 2nd generation, to-be-marketed device Mk2): (STS101—166 subjects treated ≥2 migraine attacks/month for ≥6 months, exceeding FDA requirement for NDA submission and potential approval—344 subjects used ≥6,900 doses of STS101Mk2 to treat ≥5,500 attacks for up to ~18 months (STS101Mk2 safety population)—172 subjects used STS101Mk2 exclusively to treat 1,932 attacks—STS101Mk2 safety population had migraine history and typical pre-study migraine symptoms indicative of severe attacks: Migraine history Symptoms of typical attacks before study 18.5 yrs (±11 years) mean time since onset 74% severe pain (24% moderate; 2% mild) 5.5 moderate / severe attacks per month 97% photophobia 7.5 headache days per month 95% phonophobia 85% nausea Mean HIT-6 (Headache Impact Test) score: 65 (scores >60 indicate “severe impact” and high disability) 34

STS101Mk2 demonstrates favorable safety and tolerability profile • No clinically relevant systemic safety findings (vital signs, EKGs, labs), or local nasal tolerability or safety findings • AEs were typically mild (82.7%) and transient • Low rates of treatment-related nausea and vomiting • Only 4.1% of subjects cited AE as reason for discontinuing trial Related adverse events in >2% of N (%) of subjects reporting AE at least once % of attacks with AE subjects (344 subjects) (5,571 attacks) Nasal discomfort 38 (11.0) 338 (6.1) Dysgeusia 26 (7.6) 154 (2.8) Nasal congestion 15 (4.4) 198 (3.6) Nasal pain 10 (2.9) 40 (0.7) Rhinorrhea 8 (2.3) 45 (0.8) Related nausea and vomiting Nausea 6 (1.7) 9 (0.2) Vomiting 4 (1.2) 6 (0.1) Source: STS101-003 Interim Analysis Data Cut June 30, 2022; reported data is from use of 2nd-generation device 35

STS101Mk2 demonstrated robust efficacy despite treated attacks having high rates of symptoms predictive of poor response Among the 172 subjects who used STS101Mk2 exclusively to treat their attacks: Exploratory efficacy endpoints % of all treated Treated attacks had high rates of attacks (n=1,932) symptoms predictive of inadequate response to treatment Freedom from pain by 2h post-treatment 34.2 Freedom from most-bothersome-symptom 53.4 by 2h post-treatment Baseline symptom % of attacks Severe pain 47 Subjects successfully treated most attacks with a Photophobia 97 single dose of STS101 Phonophobia 94 • No second dose of STS101 used within 48h of 1st dose in >81% of treated attacks Nausea 65 • No rescue medications used within 48h of STS101 in >94% of treated attacks 36

% of attacks in which Pain Freedom achieved (among 172 subjects who exclusively used STS101MK2 to treat 1,932 attacks) Pain freedom over time (%) 86 87 65 34 12 1 HR 2 HR 4 HR 24 HR 48 HR Source: STS101-003 NDA Interim Analysis June 30, 2022; Expansion cohort only: 172 subjects with data from 1932 treated attacks 37

% of attacks in which freedom from MBS achieved (among 172 subjects who exclusively used STS101MK2 to treat 1,932 attacks) Most bothersome symptom freedom over time (%) 91 90 79 53 27 1 HR 2 HR 4 HR 24 HR 48 HR Source: STS101-003 NDA Interim Analysis June 30, 2022; Expansion cohort only: 172 subjects with data from 1932 treated attacks 38

Low use of rescue medication and allowed 2nd STS101 dose in most attacks (among 172 subjects who exclusively used STS101MK2 to treat 1,932 attacks) Parameter 24 hrs 48 hrs % Attacks % Attacks Use of rescue medication 3.9 5.4 Second dose of STS101 18.5 18.6 Source: STS101-003 NDA Interim Analysis June 30, 2022; Expansion cohort only: 172 subjects with data from 1932 treated attacks 39

ASCEND subjects reported consistently favorable impressions of STS101 and its antimigraine effects over time Subject impressions of STS101 after 3, 6 & 12 months of use 40 n=289-290 at month 3; 220 at month 6; 122 at month 12

ASCEND subjects reported consistently favorable impressions of STS101 and its antimigraine effects over time Subject impressions of STS101 antimigraine effects after 3, 6 & 12 months of use 41 n=283-284 at month 3; 216 at month 6; 120-121 at month 12

SUMMIT Phase 3 double-blind, placebo-controlled, efficacy trial STUDY STS101-007 Objective: Establish product-specific efficacy results for inclusion in Section 14 of prescribing information NOT required by FDA to support STS101 NDA and potential approval via 505(b)(2) regulatory pathway Investigational product incorporates to-be-marketed nasal delivery device (Mk2) 42

SUMMIT is the largest-ever trial of any DHE product and was conducted in accordance with current migraine trial design, data analysis and quality standards


Screening
up to 30 days
Randomization & treatment
56 days
End-of-study visit
Within 10 days of treatment
1:1 randomization
R
STS101 5.2 mg*
Placebo*
1,591 subjects randomized
End-of-study visit

Designed per published FDA guidance for developing acute treatment of migraine drugs (Feb 2018)

Key inclusion criteria:

- 18-65 years of age
- ≥ 1-year history of migraine
- 2-8 migraines per month
- No significant CV disease or risk factors

Treat single migraine of attack of moderate or severe pain intensity

Co-primary endpoints:

- % free from headache pain at 2h post-treatment
- % free from most bothersome symptom at 2h post-treatment (from among photophobia, phonophobia or nausea)

Key secondary endpoints

- % Pain-free and MBS-free over time
- Pain relief at 2h and over time
- Use of rescue medication
- Sustained 2-24h pain- and MBS-freedom

* All investigative product utilized improved, second-generation nasal delivery device ("Mk2")

43

Endpoint definitions Pain Freedom and Pain Relief Patients report pain severity in electronic diary on a 4-point scale 0 1 2 3 No Pain Mild Pain Moderate Pain Severe Pain SUMMIT subjects treated migraine attacks with Moderate or Severe Pain (i.e., rated as a “2” or “3”) immediately prior to treatment Pain free: Subject reports No Pain (“0”) at time point, i.e., a 2-or 3-point change Pain relief: Subject reports Mild Pain (“1”) or No Pain (“0”) at time point, i.e., a 1-, 2-or 3-point change (Note that change from “Severe Pain” to “Moderate Pain” DOES NOT qualify as a Pain Relief response) Most Bothersome Symptom Immediately prior to treatment, SUMMIT subjects declared their “Most Bothersome Symptom” from among Photophobia, Phonophobia or Nausea MBS-free: the Most Bothersome Symptom that subject declared immediately prior to treatment is no longer present 44

Subject disposition STS101 Placebo Randomized 796 795 Modified Intent-to-Treat* 716 708 Safety** 731 729 *Subject treated qualifying migraine attack with study medication and has at least 1 post-treatment diary entry **Subject used study medication 45

Subject demographics & migraine history (mITT population) Subjects’ demographics and migraine history were representative of typical migraine patient population STS101 Placebo Age (mean; SD) 38.2 yrs (11.4) 38.9 yrs (11.5) Gender (% M/F) 21/79 20/80 Race (%) White 82.5 81.4 African American 12 13.7 Asian 3.5 3.4 Other 2.0 1.5 BMI (mean; kg/m2) 27.7 27.2 Years since onset (mean; SD) 16.2 (11.3) 16.9 (11.4) Self-reported migraines/month and headache days/month during 90 days prior to screening visit # of moderate/severe migraines (SD) 4.5 (1.7) 4.5 (1.7) # of headache days (SD) 6.9 (2.7) 6.9 (3.0) Subjects on prevention medication at randomization (%) 10.2 10.2 46

Characteristics of treated migraine attacks (mITT population) High proportion of SUMMIT subjects had pre-treatment attack characteristics indicative of difficult-to-treat and long-duration attacks that are poorly responsive to treatment Symptoms just before treatment STS101 Placebo (% of subjects with symptom) Moderate headache pain / severe headache pain 61.6 / 38.4 63.4 / 36.6 Nausea 69 68 Photophobia 95 97 Phonophobia 91 91 Aura 50 50 Allodynia* 63 63 *Allodynia was considered present if subject had 2 positive responses in 6 question allodynia questionnaire immediately beforestudy drug administration Sources: Ashkenazi 2007; Tepper 2011; Barbanti et al., Cephalalgia 2016 47

STS101 was numerically superior to, but not statistically different than placebo at 2h post-treatment on co-primary endpoints

Pain Free at 2h


Placebo
STS101
% Responders
0
5
10
15
20

STS101 (n=716)	Placebo (n=708)	Difference	p-value
20.4%	17.5%	2.9%	0.1661

MBS Free at 2h


% Responders
0
5
10
15
20
25
30
35
40

STS101 (n=701)	Placebo (n=699)	Difference	p-value
37.8%	32.9%	4.9%	0.0552

1. MBS: Most-bothersome symptom from among photophobia, phonophobia or nausea declared by subject at time of treated attack
2. Subjects who took study medication, entered efficacy data at any timepoint, but did not report data at 2 hr were imputed to be treatment failures

48

STS101 (single dose) demonstrated sustained effects on Pain Freedom and Freedom from MBS endpoints

- STS101 (single dose) demonstrated robust and sustained anti-migraine efficacy, but did not achieve statistical significance on pre-specified co-primary endpoints of % Free from Pain and % Free from Most-Bothersome Symptom* (MBS) assessed at two hours post-treatment
- Numerical separation from placebo as early as 1h post-treatment (% Free from MBS)
- Statistically superior (p<0.001) to placebo on both co-primary endpoints at all time points from 3h through 48h


% of Subjects with Freedom from Pain (0–3h, 0–24h)
STS101
Placebo
Co-primary endpoints
assessed at 2h
p=0.1661
p=0.0009
* p<0.001
% Responders
Time from dosing (hours)


% of Subjects with Freedom from MBS (0–3h, 0–24h)
STS101
Placebo
Co-primary endpoints
assessed at 2h
p=0.0552
p=0.0002
* p<0.001
% Responders
Time from dosing (hours)

Subjects who did not report data at a timepoint or who used any rescue medication prior to timepoint were imputed to be treatment failures

*from among photophobia, phonophobia or nausea

49

SUMMIT Phase 3 efficacy trial secondary endpoint summary

✓ STS101 demonstrated robust and sustained anti-migraine effects across key secondary endpoints, including those considered clinically relevant and recommended for assessment in efficacy trials by the FDA and/or IHS guidelines*

IHS guidelines?	FDA guidance?	Secondary endpoint	p-value
✓	✓	Pain relief at 2h	0.0017 at 2h & stat sig at all timepoints thru 48h
✓	✓	Sustained pain-free 2-24h[1]	0.0479
✓	✓	No use of rescue medication within 24h and 48h	≤0.0001
		Sustained freedom from MBS from 2-24h[1] and 2-48h[1]	0.0018 / 0.0082
		Sustained relief from pain from 2-24h[1] and 2-48h[1]	0.0001 / 0.0006
✓		Total freedom from migraine[2] (pain and all symptoms)	0.0137 at 3h & stat sig at all timepoints thru 48h
✓	✓	Freedom from nausea	0.0039 at 3h & stat sig at all timepoints thru 48h
✓	✓	Freedom from photophobia	0.0109 at 3h & stat sig at all timepoints thru 48h
✓	✓	Freedom from phonophobia	0.0089 at 3h & stat sig at all timepoints thru 48h
✓		Time to pain freedom	Median time to pain freedom reduced by ~48% ($p<0.0001$)

[1] with no relapse or use of rescue medications; [2] freedom from pain, photophobia, phonophobia & nausea

✓ STS101 showed effects in difficult-to-treat attacks, e.g., attacks with allodynia and menstrually associated attacks

✓ STS101 exhibited a favorable safety and tolerability profile, with low rates of local nasal adverse effects and minimal nausea or vomiting

* FDA Guidance, *Migraine: Developing Drugs for Acute Treatment*, February 2018

* Diener et al., *Guidelines of the International Headache Society for controlled trials of acute treatment of migraine attacks in adults: Fourth Edition, Cephalalgia, 2019*

50

STS101 (single dose) relieved migraine pain and enabled subjects to achieve Total Migraine Freedom

- Pain relief
  - Numerical separation vs placebo by 1.5h post-treatment
  - Statistically significant (p=0.0017) at 2h post-treatment and at all subsequent timepoints through 48h
- TOTAL MIGRAINE FREEDOM = Free from Pain, Photophobia, Phonophobia and Nausea
  - Statistically significant at 3h post-treatment and at all subsequent timepoints through 48h



% of Subjects with Pain Relief (0–2h, 0–24h)
STS101
Placebo
p=0.082
p=0.0017
** p<0.001
% Responders
Time from dosing (hours)



% of Subjects with Total Migraine Freedom (0–3h, 0–24h)
STS101
Placebo
p=0.0137
***p<0.0001
% Responders
Time from dosing (hours)

* Denotes p<0.05

Subjects who did not report data at a timepoint or who used any rescue medication prior to timepoint were imputed to be treatment failures

51

STS101 showed effects in difficult-to-treat attacks*

- Attacks with allodynia
  - Lipton et al., Headache 2017: *"Because persons with allodynia were likely to have inadequate responses across a range of medications (triptans, NSAIDs, opioids, barbiturates, ergots) there is an unmet need for treatment of patients with allodynia that merits further study."*
- Menstrually-associated attacks
  - IHS acute treatment of migraine controlled trial guidelines: *"Migraine attacks occurring in association with menstruation are generally noted to be severe, of long duration, and associated with high relapse rates."*

Attack type / symptom and endpoint	p-value
Attacks with allodynia at time of treatment	
Free from Pain at 4h (and all timepoints thereafter)	0.022 (at 4h)
Free from MBS at 4h (and all timepoints thereafter)	<0.0001 (at 4h)
Menstrually-associated attacks	
Free from Pain at 3h (numerical superiority 2-48h; stag sig 3-12h)	0.019
Free from MBS at 2h (numerical superiority 15min-48h; stag sig 3-12h)	0.029

* Burstein et al., Ann Neurol 2004; Lipton et al, Headache 2017; Lainez et al., Pat Rel Outcome Measures 2013; Diener et al., Neurology 2004; Diener et al., Cephalalgia 2008; Martelletti et al., Exp Rev Neurotherapeutics 2019; Diener et al., Cephalalgia 2019

52

STS101 exhibited favorable safety and tolerability profile • Consistent with previous STS101 Placebo clinical trial results, STS101 showed favorable safety & Safety Population (n) 731 729 tolerability profile Treatment-Emergent Adverse Events reported by >1% of subjects • Low incidence of nausea Nasal discomfort 8.3% 1.5% • No treatment-related Dysgeusia 3.7% 0.3% Serious Adverse Events or cardiovascular adverse Nasal congestion 3.1% 0.8% events were predominantly Nausea 1.9% 0.7% • AEs mild (~70%) and transient Throat irritation 1.1% 0.3% Rhinorrhea 1.1% 0.1% 53

SUMMIT trial results in comparison with other DHE products and gepants 54

STS101 efficacy in SUMMIT trial compares favorably with efficacy of approved DHE products summit

Endpoint	STS101 SUMMIT trial	MIGRANAL			TRUDHESA	D.H.E. 45
		Pivotal study	Statistically significant vs placebo? 2h	4h		
Pain relief	✓ 2h* - 48h*	1	✓*	✓*	No product-specific efficacy data from controlled trial; same as MIGRANAL by reference	FDA finding of effectiveness not supported by results from any controlled trial for efficacy
		2	✗	✓*		
		3	✗	✓*		
		4	✗	✗		
Pain freedom	✓ 3h* - 48h*	FDA review found it a striking feature of all trials in NDA [n=13] that **MIGRANAL attenuated attacks** in both pain intensity and duration of symptoms, **but did not abort attacks**				No monotherapy, placebo-controlled trials ever conducted with D.H.E 45 (or any equivalent product)
Total Migraine Freedom	✓ 3h* - 48h*					
MBS freedom	✓ 3h* - 48h*	FDA review found effects on secondary symptoms to be inconsistent across trials				
Rescue medication use within 24h of dosing	✓ 21.8%*	~50-56%*				

*Indicates statistically significant vs placebo, for SUMMIT at / through timepoint (efficacy self-reported by SUMMIT subjects at at 0.5, .75, 1, 1.5, 2, 3, 4, 6, 12, 24 and 48h post-dose)

Sources: D.H.E. 45 FDA DESI review documents; MIGRANAL Summary Basis of Approval

55

STS101 safety and tolerability compare favorably with approved DHE products STS101 DHE Treatment-emergent AE rates DHE injection SUMMIT / ASCEND trials liquid nasal sprays ~16%(SC) Nausea 1.9% / 4.9% 10% Est. >50% (IV) Vomiting 0.8% / 1.7% 4% ~7% (SC) TRUDHESA: 52.3% Local (nasal) irritative adverse effects 15.5% / 28.8% -na- MIGRANAL: ~30% Nasal discomfort 8.3% / 11.3% 6.8% -na- Dysgeusia / altered taste 3.7% / 7.6% 8% -na- Congestion 3.1% / 4.9% 15% -19.7% -na- Package-related injury / laceration 0% / 0% 1.7% ?? % of subjects who withdrew from open- 4.1% (ASCEND) 6.5% -na- label, long-term safety trial due to TEAE Sources: MIGRANAL and Trudhesa prescribing information; TRUDHESA Summary Basis of Approval; Smith et al., Headache 2021; Winneret al., Arch of Neurol 1996; Kollins et al., AHS 2022 56

As compared with gepantPh3 trials, treated attacks in SUMMIT trial had higher rates of baseline symptoms predictive of poor response to treatment Not reported for gepanttrials Reported at screening visit Source: NurtecSBA, UbrelySBA, Lipton et al., JAMA 2019 57

STS101 achieved absolute Pain-free and MBS-free response rates from 0-2h similar to gepants

- Comparison of absolute response rates 0-2h for STS101 (SUMMIT), NURTEC and UBRELVY (PI)
- Gepant trials had lower placebo-response rates

	STS101 / SUMMIT	Gepant / Ph3 trials
Pain Free at 2h - Active	20.4%	19.2% – 21.8%
Placebo	17.5%	11.8% - 14.3%
MBS Free at 2h - Active	37.8%	35.1% - 38.8%
Placebo	32.9%	25.2% - 27.7%


% of Subjects Pain Free (0–2h)
STS101
Nurtec
Ubrelvy
% Responders
0
10
20
0.5
1.0
1.5
2.0
Time from dosing (hours)


% of Subjects Free From MBS (0–2h)
STS101
Nurtec
Ubrelvy
% Responders
10
20
30
40
0.5
1.0
1.5
2.0
Time from dosing (hours)

SUMMIT subjects who did not report data at a timepoint or who used any rescue medication prior to timepoint were imputed to be treatment failures

Sources: NURTEC and UBRELVY prescribing information; Ubrogepant and Rimegepant Ph3 efficacy trials results (n=5)

58

STS101 demonstrated high absolute response rates for all symptoms despite treated attacks having high rates of baseline symptoms predictive of poor response 59

Regulatory

STS101 and the 505(b)(2) pathway STS101 505(b)(2) strategy relies partially on referenced information, including: • Nonclinical toxicology data (long-term tox, reproductive tox, carcinogenicity studies) • Pharmacology data, including clinical pharmacology study results • Thorough QT study results • FDA’s previous findings of safety and effectiveness for the ”listed drugs”:—MIGRANAL (DHE liquid nasal spray) -approved 1997—D.H.E. 45 (DHE for injection) -originally determined safe by FDA in 1946; determined effective for migraine in early 1970s via DESI review of NDA that contained no controlled clinical studies for efficacy 61

Regulatory strategy, status and timelines

Satsuma pharmaceuticals

Straightforward and precedented path to regulatory approval via 505(b)(2) pathway based on FDA feedback from May 2022 Type B pre-NDA clinical and CMC meetings and two previous Type C meetings

- ✓ FDA agrees that requisite 505(b)(2) scientific bridge to listed products (D.H.E. 45 intramuscular DHE injection and MIGRANAL) appears to have been established via bracketing approach
- ✓ FDA agrees that data from ASCEND long-term, open-label safety trial appear sufficient to support NDA submission and potential approval
- In 3 meetings, FDA has consistently indicated that a Phase 3 efficacy trial, such as SUMMIT, is optional and not necessary for approval
- Satsuma and its expert regulatory advisors believe there are strong arguments for including SUMMIT trial efficacy results in STS101 prescribing information

Status & timelines

- ✓ Completed clinical and CMC pre-NDA meetings in Q2 2022; no issues of concern identified

Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
File NDA			NDA approval		Commercial introduction

62

Based on input from our expert legal-regulatory consultants, we are confident our STS101 regulatory strategy will support NDA filing and potential approval • Satsuma’s longstanding STS101 regulatory strategy has been to seek FDA approval via the 505(b)(2) pathway • In three meetings, including May 2022 pre-NDA meeting, FDA has agreed with our regulatory strategy and indicated STS01 approval requirements could be met by: 1. Establishment of a “pharmacokinetic bridge” to the listed drugs, D.H.E. 45 and MIGRANAL FDA agrees our Ph1 PK trial appears to establish the requisite PK bridge via a bracketing approach 2. Characterizing the long-term nasal toxicity of STS101 via the ASCEND long-term, open-label safety trial FDA agrees results of the ASCEND trial* appear to FDA has already found D.H.E. 45 and MIGRANAL “safe” support NDA filing and may support approval and “effective” and their PK curves bracket STS101; ergo, • FDA has consistently communicated that a Ph3 efficacy FDA should also consider STS101 “effective” and “safe” trial, such as SUMMIT, is NOT REQUIRED for STS101 (with respect to its systemic adverse event profile) approval, but could potentially be included in label * 6-month safety set with second-generation / Mk2 nasal delivery device 63

Based on input from expert legal-regulatory consultants, we believe there is a strong case for including SUMMIT trial efficacy results in the STS101 label

Satsuma pharmaceuticals

<table>
<tr><th>Arguments for including SUMMIT efficacy trial results in the STS101 label</th><th>MIGRANAL (approved 1997)</th><th>D.H.E. 45</th></tr>
<tr><td>✓ SUMMIT is a large, placebo-controlled trial conducted in accordance with current migraine trial design, data analysis and quality standards</td><td>FDA review found multiple issues with design and conduct of trials</td><td rowspan="3">Determined “effective” in early 1970s via DESI process

FDA finding of effectiveness not supported by any controlled trial for efficacy

There are no clinical trial results in the D.H.E. 45 prescribing information</td></tr>
<tr><td>✓ SUMMIT co-primary endpoints are a high efficacy bar that no other DHE product has cleared
✓ STS101 demonstrates robust anti-migraine effects that no other DHE product has shown in a placebo-controlled trial, including Pain Freedom (3h*); MBS Freedom (3h*) and Total Migraine Freedom (3h*), i.e., the ability to abort attacks
✓ Migraine trial construct (wait to treat until pain intensity is moderate or severe) is artificial; in the real world, patients are instructed to treat early, when pain is mild
✓ 2h timepoint for co-primary endpoint assessment is based on ethical considerations; postponing use of effective rescue medications beyond 2h deemed to subject trial participants to undue harm</td><td rowspan="2">Pivotal trials (n=4) utilized a “low-efficacy-bar” endpoints, Pain Relief and Reduction in Pain Intensity, evaluated at both 2h and 4h post-treatment

Showed inconsistent efficacy on pain and secondary symptom endpoints across trials

MIGRANAL does not abort migraines
FDA reviewer: “It is a striking feature of all studies in this Application [n=13] that the use of [MIGRANAL] attenuated migraine attacks in both intensity of pain and duration of symptoms, but did not abort the attacks.”</td></tr>
<tr><td>✓ STS101 SUMMIT trial results provide HCPs and patients with important and relevant information</td></tr>
</table>

* Time point at which statistically significant effect vs placebo observed

Sources: D.H.E. 45 FDA DESI review documents; MIGRANAL Summary Basis of Approval, Diener et al., Cephalalgia 2019

64

CMC 65

CMC summary Commercial supply chain and commercial-scale manufacturing capability established • Formulation manufacture by world-class CMO • Manufacture of nasal delivery device components (Satsuma owns commercial mold tooling) • Filling, assembly and packaging. (Satsuma owns custom, high-speed, automated manufacturing line that is located at / operated by world-class CMO.) COGS • Low anticipated cost-of-goods Stability • Robust stability program supports long shelf-life with no special storage conditions required Design Verification • All CMC sections of the NDA have been written and reviewed, and all design verification reports are completed • Human Factors program successfully completed 66

Intellectual property and barriers to competitive entry 67

Significant long-term barriers to competitive entry / generics Broad IP estate, with >60 issued and pending patents, reflects innovative nature of STS101 and our drug delivery technologies • Patentscover formulations, dosages, devices, and methods of treatment • 10 issued U.S. patents with estimated last expiration in December 2039 • Ex-U.S.: 13 issued and allowed patents; expect issued and pending STS101 patents to have similar lives as in the U.S. Additional competitive barriers • Know-how and trade secrets related to the STS101 formulation, delivery device, and manufacturing processes • Specialized manufacturing equipment required • Drug-device combinations are challenging to genericize • STS101 is the result of extensive formulation and device R&D over a long period of timeline 68

Competition 69

Impel Pharmaceuticals’ Trudhesa (INP104) DHE liquid nasal spray

Satsuma pharmaceuticals

- Dosage form (liquid solution) and container closure system (vial) identical to MIGRANAL, only difference vs MIGRANAL is nasal delivery device
- TRUDHESA nasal delivery device is HFA propellant-powered, single-dose POD device, that Impel claims delivers drug to “upper nasal cavity.”
- Impel claims POD device provides superior clinical performance, but FDA states in its review:

  “The I123 POD device is designed to apply DHE higher in the nasal cavity than typical nasal spray devices (although any clinical advantages to such administration have not been established)”

  TRUDHESA label reports higher rates of local irritative nasal symptoms (52.3%) vs MIGRANAL (~30%) and high reported rates of congestion as AE (15%)
- Approved September 2021 based on results from Phase 1 PK and open-label safety trials; no controlled-trials evaluating efficacy conducted
- Impel launched with 60-rep field force in Q4 2021 (our competitive intelligence indicates actual rep count was ~46)
- Announced field force expanded to 90 reps in July 2022
- Distributed via specialty pharmacy channel that provides home delivery



1 Rx = 4 kits (1 single-use device + 1 vial)
WAC price / dose unit: $223.13

70

TRUDHESA / INP104: MIGRANAL DHE liquid nasal spray—delivered with propellant-powered device rather than manual spray pump

Satsuma pharmaceuticals

FDA review: "The I123 POD device is designed to apply DHE higher in the nasal cavity than typical nasal spray devices (although any clinical advantages to such administration have not been established)."*

Formulation and vial identical to MIGRANAL – but delivered via single-use, propellant-powered spray device

- Hydrofluoroalkane propellant is potent greenhouse gas

Complex, multi-step administration procedure

- Single-dose product requiring vial opening, assembly, priming and administration into both nostrils
- Laceration risk from metal band on vial; in Impel Ph3 safety trial, 2-3% of subjects reported "Package-associated injury." FDA AE reporting system contains reports of serious lacerations with MIGRANAL

Only PK and open-label safety studies conducted; No RCTs

- No product-specific efficacy data in label
- Impel promotes efficacy results, including post-hoc analyses, from open-label safety trial
- Label contains MIGRANAL efficacy data; only 1 of 4 trials show statistically significant pain relief at 2h



Nasal Spray Device Parts


Spray Nozzle
Finger Grips
Plastic Pump
Clear Plastic Cover

Glass Vial Parts


Blue Plastic Cover
Metal Foil
Grey Rubber Stopper
Glass Vial



* Trudhesa Summary Basis of Approval

71

INP104 PK is similar to MIGRANAL and much lower than STS101 • Whether INP104 exposure is sufficient for robust 2h efficacy is uncertain • Comparative Migranal Cmax and PK PK results from same trial results reported by Impel in INP104 Ph1 PK trial are lowest ever reported for Migranal and much lower than INP104 reported in 14 other Migranal Ph1 PK studies MIGRANAL (Satsuma Ph1 trials) MIGRANAL (Impel Ph1 trial; PK much lower than reported in 13 other MIGRANAL Ph1 trials) 72

INP104 has higher PK variability than STS101 and MAP0004* Similar to MIGRANAL, INP104 exhibits higher PK variability vs STS101 and MAP0004 73 *MAP0004 is unapproved, discontinued oral pulmonary-route DHE product that demonstrated positive results in large Ph3 trial

Trudhesa prescription data to date suggest slow uptake Underlying reasons for slow uptake • Inferior product: poor ease-of-use; large size; complex multi-step administration procedure; messy: drips out ofnose and runs down back of throat • Product may not perform as advertised: poor and inconsistent efficacy similar to MIGRANAL? • PK is only incrementally better than MIGRANAL • No product-specific efficacy results from any randomized, controlled trial • Slow out of the gate: limited pre-commercial activities due to resource constraints • Insufficiently resourced launch • Poor execution $0.577 $1.759 $2.803 $3.082 74 TRUDHESA net sales (millions) reported by IMPEL since launch

Additional non-oral route, late-stage products Competitor Status Comments AMNEAL Pharmaceuticals • NDA filed Q2 2021 • DHE for injection + autoinjector device DHE auto-injector • AMNEAL currently projecting • AMNEAL projects $0.5B addressable market potential launch in 2024 opportunity and $50-100M peak sales Pfizer • NDA filed Q2 2022 • Efficacy profile similar to oral gepants Zavegepant liquid nasal spray • Relatively high rates of dysgeusia reported in pivotal trials (21%) • Higher rate of nausea (vs STS101 in SUMMIT) reported in pivotal trial (4.1%) • Pfizer promotion may help increase awareness of need for non-oral treatments and expand size of non-oral market segment • Analysts project annual sales >$200M by 2030 75

Thank you

Satsuma & Shin Nippon Biomedical Laboratories, Ltd. • Established 1957 • Traded on Tokyo Exchange (Securities code: 2395) • >2,000 employees • Core businesses include preclinical / toxicology and clinical research services (in JV with PPD) • Strong history of innovation 2012 Established WAVE Life Sciences (Nasdaq:WVE) Early 2000s Invented nasal drug delivery platform technology and initiated development of product candidates • Nasal delivery device and powder formulation prototypes • Non-human primate translational PK system • Advanced development of multiple product candidates, including two products evaluated in clinical trials under INDs • Established broad IP portfolio 2016 Established Satsuma Pharmaceuticals as a spin-out focused on developing STS101 for the acute treatment of migraine • Collaboratively developed STS101 formulation with Satsuma • Performed >80 non-human primate PK studies, evaluating >60 formulations • Developed and optimized formulation for PK, favorable “nose feel” with minimal irritation, stability and manufacturability • Provided Satsuma with access to U.S. regulatory dossiers for products advanced through Phase 1 and Phase 2 trials in U.S. under IND • Invested in seed round, Series B, IPO and 2021 PIPE financings and remains a significant stockholder 77

MAP Pharmaceuticals / MAP0004 recap

Pulmonary-route DHE product developed by MAP Pharmaceuticals







MAP0004 and STS101 5.2 mg PK (cross-trial comparison)
STS101 5.2 mg
MAP0004
Time (h)

MAP0004 & STS101 5.2 mg have similar early PK & C_{max}



MAP0004 Ph3 Efficacy (% Pain Free at 2h)
FREEDOM trial: n=903
Aurora et al., Headache 2011
Placebo
MAP0004
28% Pain Free @2h
vs 10% for placebo
Responders (%)
Time post-treatment

Robust efficacy in large RCT (FREEDOM)

Sources: Allergan Global Medical Affairs, DDI study, STS101-006 PK trial

Complex & novel product with manufacturing challenges

- DHE Particles produced by novel "Supercritical Precipitation" process
- Novel, breath-synchronized inhaler
- Blend of 2 hydrofluoroalkane (HFA) propellants
- Primeless metering valve
- Inhaler "clicks" upon actuation
- 4 doses (8 puffs) per inhaler

- Allergan entered into co-promote with MAP Pharmaceuticals and paid $80M in upfront and milestone payments
- Allergan acquired MAP for $958M after NDA filing
- MAP & Allergan received 3 CRLs for CMC issues prior to Allergan discontinuing
- In effort to address CMC problems, Allergan acquired contract manufacturer, Exemplar, for $20M
- No read-through of CMC problems, which included content uniformity in cannister filling process, to STS101

Source: Allergan Global Medical Affairs

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